UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mattel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 10, 2013.

MATTEL ®

MATTEL, INC.

333 CONTINENTAL BLVD.

EL SEGUNDO, CA 90245-5012

MATTEL, INC. Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 15, 2013

Date: May 10, 2013 Time: 9:00 a.m.

Location: Manhattan Beach Marriott

1400 Parkview Avenue

Manhattan Beach, CA 90266

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M53964-P36046

-Before You Vote-

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE & PROXY STATEMENT ANNUAL REPORT ADMISSION POLICY

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2013 to facilitate timely delivery.

-How To Vote-

Please Choose One of the Following Voting Methods

Vote In Person: Mattel stockholder meetings have attendance requirements including, but not limited to, proof of stock ownership and appropriate photo identification at the meeting. Please check the proxy materials, in particular, the Admission Policy, for more detailed information. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote “FOR” all nominees listed.

1. Election of Directors.

Nominees:

1a. Michael J. Dolan

1b. Trevor A. Edwards

1c. Dr. Frances D. Fergusson

1d. Dominic Ng

1e. Vasant M. Prabhu

1f. Dr. Andrea L. Rich

1g. Dean A. Scarborough

1h. Christopher A. Sinclair

1i. Bryan G. Stockton

1j. Dirk Van de Put

1k. Kathy White Loyd

The Board of Directors recommends a vote “FOR” Proposal 2.

2. Advisory vote to approve named executive officer compensation, as described in the Mattel, Inc. Proxy Statement.

The Board of Directors recommends a vote “FOR” Proposal 3.

3. Ratification of the selection of PricewaterhouseCoopers LLP as Mattel, Inc.’s independent registered public accounting firm for the year ending December 31, 2013.

The Board of Directors recommends a vote “AGAINST” Proposal 4.

4. Stockholder proposal regarding an independent Chairman of the Board.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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